UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 25, 2023
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VERA BRADLEY, INC.
(Exact name of registrant as specified in its charter)
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Indiana	001-34918	27-2935063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12420 Stonebridge Road, Roanoke, Indiana	46783
(Address of Principal Executive Offices)	(Zip Code)
(877) 708-8372
(Registrant’s telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	VRA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Certain Officers.

On April 25, 2023, Vera Bradley, Inc. (the “Company”) announced that Michael Schwindle will join the Company as Chief Financial Officer (“CFO”) effective May 8, 2023. Mr. Schwindle is a retail industry veteran with over 30 years of experience, including more than 15 years in CFO roles. Since early 2020, Mr. Schwindle has served as CFO for Claire’s, a global fashion jewelry and accessories company. From 2018 to 2020 Schwindle was CFO at Fleet Farm, a large box retailer. Previously, he held CFO roles at specialty retailers Payless ShoeSource, Harry & David, and Musician’s Friend, as well as other key financial positions at Home Depot and Limited Brands. He began his career at Deloitte & Touche, LLP.

In connection with his appointment, Mr. Schwindle’s annual base salary will be $525,000, plus he is eligible to participate in the Company’s short-term incentive plan at a rate of 60% of annual base salary. Mr. Schwindle will also participate in the Company’s long-term incentive plan. For Fiscal Year 2024 he will receive a Long-Term Incentive Grant valued at $400,000. In addition, Mr. Schwindle will receive an additional LTI grant valued at $500,000 and a cash payment of $200,000 upon his employment with the Company.

(b) Departure of Certain Officers.

John Enwright, the Company’s current CFO, will be stepping down as a result of Mr. Schwindle’s appointment. Mr. Enwright will stay on as an employee through June 9 to work closely with Schwindle to ensure a smooth transition.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release dated April 25, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vera Bradley, Inc.
(Registrant)

Date: April 25, 2023	/s/ Mark C. Dely
Mark C. Dely Chief Administrative Officer